Exhibit 10.6

AMENDMENT NO. 3

TO VALUATION SERVICES AGREEMENT

This Amendment No. 1 (“Amendment”) is dated as of January 25, 2023 (the “Effective Date”) is made between Nuveen Global Cities REIT, Inc. (“Client”) and SitusAMC Real Estate Valuation Services, LLC (formerly, RERC, LLC) (“SitusAMC”) and amends that certain Valuation Services Agreement between Client and SitusAMC dated December 14, 2017 (“VSA”). Capitalized terms used but not defined herein shall have the meaning set forth in the VSA.

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein set forth and other good and valuable consideration, the receipt, and adequacy of which are hereby acknowledged, the Parties agree as follows:

A. The following sentence is hereby added at the end of Section 5(a) of the Agreement:

“Notwithstanding anything to the contrary contained in this Agreement, all data, information or other materials furnished by Client for use by RERC in connection with the services to be performed under this Agreement shall remain the sole property of Client.”

B. Unless expressly amended by the provisions of this Amendment, the terms of the VSA shall not be affected hereby. Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement or VSA, as applicable. This Amendment contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous understandings, agreements or representations, written or oral, relating to the subject matter hereof.

C. This Amendment may be executed in separate counterparts, each of which will be an original and all of which taken together shall constitute one and the same Amendment. No provision of this Amendment may be amended, waived, or terminated except by an instrument in writing signed by the Parties.

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IN WITNESS WHEREOF, the Parties have caused their names to be signed hereto by their respective officers, thereunto duly authorized, as of the date first set forth above.

Nuveen Global Cities REIT, Inc.

By:	/s/ James Sinople
Name:	James Sinople
Title:	CFO & Treasurer

SitusAMC Real Estate Valuation Services, LLC

By:	/s/ Gentian Mullaj
Name:	Gentian Mullaj
Title:	SVP, Legal Counsel